AETNA SERIES FUND, INC.


                        Supplement dated August 2, 2000

THE INFORMATION BELOW SUPPLEMENTS THE INFORMATION CONTAINED IN THE AETNA SERIES FUND, INC. CLASS A, B AND C PROSPECTUSES, CLASS I PROSPECTUSES, BROKERAGE CASH RESERVES PROSPECTUS, EACH DATED MARCH 1, 2000, AND AETNA PRINCIPAL
PROTECTION FUND IV PROSPECTUS, DATED JUNE 30, 2000. THIS SUPPLEMENT SHOULD BE READ WITH EACH PROSPECTUS AND ANY PREVIOUSLY ISSUED SUPPLEMENT.


The Funds' investment adviser, Aeltus Investment Management, Inc. ("Aeltus"), is an indirect wholly owned subsidiary of Aetna Inc. ("Aetna"). Aetna has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V. ("ING"), an integrated financial services provider.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, it is anticipated that Aeltus will seek approval of new agreements from the Board of Directors of Aetna Series Fund, Inc., and the shareholders of each Fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000.














P342 (8/00)                                                          August 2000